Trade and other payables	12 Months Ended
Mar. 31, 2018
Trade and other payables
Trade and other payables

33. Trade and other payables

	March 31,
	2017	2018
Trade creditors	2,334,933	3,977,674
Accrued expenses	380,081	381,880
Payable to other related parties (refer to Note 42)	5,581	16,767
Refund and other payables	427,949	673,309

Total	3,148,544	5,049,630

        Trade creditors include amount payable for advertisement expenses to BCCL of Nil (March 31, 2017: 390,000). During the previous year March 31, 2017, BCCL had agreed to waive its right to exercise the Warrants under Warrant Subscription Agreement and Yatra India settled BCCL liability with the payment of an aggregate sum of INR 390,000 (including interest INR 90,000) under the terms of advertisement agreement with no further liability on the Group. During the first quarter of current financial year, the Company had paid this liability in full.